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                                                                    Exhibit 23.9


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

     As independent public accountants, we hereby consent to the incorporation by reference in Devon Energy Corporation's Registration Statement on Form S-3 of our report dated March 19, 1999 included in the PennzEnergy Company Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.

                                                             ARTHUR ANDERSEN LLP

Houston, Texas
November 15, 2000